EXHIBIT 99.1

BMC SOFTWARE ANNOUNCES COMMENCEMENT

OF CONSENT SOLICITATION

HOUSTON, June 7, 2013 — BMC Software (NASDAQ:BMC) (the “Company”) has commenced a solicitation (the “Solicitation”) of consents (the “Consents”) upon the terms and subject to the conditions set forth in a Consent Solicitation Statement (as it may be amended or supplemented from time to time, the “Statement”) and the accompanying Form of Consent (the “Consent Form”), each dated as of June 7, 2013, to certain proposed amendments (the “Proposed Amendments”) to the Supplemental Indenture, dated as of June 4, 2008, between the Company and Wells Fargo Bank, N.A., as trustee (the “Supplemental Indenture”), to the Base Indenture, dated as of June 4, 2008, by and between the Company and Wells Fargo Bank, N.A., as trustee (as amended and supplemented, the “Base Indenture” and together with the Supplemental Indenture, the “Indenture”) governing its 7.25% Notes due 2018 (the “Notes”).

The Proposed Amendments would amend the Indenture in connection with the Agreement and Plan of Merger, dated as of May 6, 2013, by and among the Company, Boxer Parent Company Inc., a Delaware corporation and Boxer Merger Sub Inc., a Delaware Corporation and a wholly owned subsidiary of Parent (“Merger Sub”), as amended from time to time (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (such transaction, the “Acquisition”).

The Acquisition would constitute a Change of Control under the Indenture and is expected to result in a Change of Control Triggering Event (as defined in the Indenture). The Company is therefore seeking consents from the holders of the Notes to amend the definition of “Change of Control” in the Indenture so that the Acquisition does not constitute a “Change of Control” or result in a “Change of Control Triggering Event” under the Indenture and to make certain other related changes to the Indenture. The Proposed Amendments will be effected by a supplemental indenture to the Indenture (the “Second Supplemental Indenture”) that is described in more detail in the Statement.

The Solicitation will expire at 5:00 p.m., New York City time, on June 19, 2013, unless extended or earlier terminated (such time on such date, as the same may be extended or earlier terminated, the “Expiration Time”). The Solicitation is subject to customary conditions, including, among other things, the receipt of valid Consents with respect to a majority in aggregate principal amount of the outstanding Notes (the “Requisite Consents”) prior to the Expiration Time (which Consents have not been properly revoked prior to the effectuation of the Second Supplemental Indenture) and the consummation of the Acquisition.

In the event that each of the conditions to the Solicitation described in the Notice are satisfied or waived, including, but not limited to, the receipt of the Requisite Consents and the consummation of the Acquisition, the Company will pay to each holder of record of Notes as of 5:00 p.m., New York City time, on June 6, 2013 (each such holder, a “Holder”), who has delivered a valid Consent in respect of such Notes prior to the Expiration Time (and has not properly revoked prior to the effectuation of the Second Supplemental Indenture), $3.75 in cash for each $1,000 principal amount of such Notes in respect of which a valid Consent was so delivered (and was not properly revoked) (the “Consent Fee”). The Company will pay the Consent Fee at such time as all of the conditions enumerated in the Notice, including consummation of the Acquisition, have been satisfied or waived. Holders of Notes who deliver Consents but validly revoke their Consent in accordance with the Statement or deliver Consents after the Expiration Time, will not receive a Consent Fee. Subject to applicable law, the Solicitation may be abandoned or terminated for any reason at any time, including after the Expiration Time and prior to the Proposed Amendments becoming operative, in which case any Consents received will be voided and no Consent Fee will be paid to any Holders.

If the Requisite Consents are received prior to the Expiration Time, the Company intends to promptly execute the Second Supplemental Indenture. If the Proposed Amendments are approved, the Second Supplemental Indenture is entered into by the Company and the Trustee and all of the conditions to the Solicitation are satisfied or waived, the Proposed Amendments will become operative and will bind all Holders of the Notes, including those that did not give their Consent. If the Requisite Consents are not received prior to the Expiration Time, the Proposed Amendments will not be adopted and the Consent Fee will not be paid.

The Company has engaged Credit Suisse Securities (USA) LLC to act as Solicitation Agent and D.F. King & Co., Inc. to act as Information and Tabulation Agent for the Solicitation. Questions regarding the Solicitation may be directed to Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect). Requests for documents relating to the Solicitation may be directed to D.F. King & Co., Inc. at (800) 967-5550 (toll-free), (212) 269-5550 (banks and brokers), (212) 809-8838 (facsimile) and (212) 709-3328 (confirmation).

This press release is for informational purposes only and the Solicitation is only being made pursuant to the terms of the Statement and the related Consent Form. The Solicitation is not being made to, and Consents are not being solicited from, Holders of Notes in any jurisdiction in which it is unlawful to make such Solicitation or grant such Consent. None of the Company, the Trustee, the Solicitation Agent or the Information and Tabulation Agent makes any recommendation as to whether or not Holders should deliver Consents. Each Holder must make its own decision as to whether or not to deliver Consents.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Business runs better when IT runs at its best.

Tens of thousands of IT organizations around the world — from small and mid-market businesses to the Global 100 — rely on BMC Software (NASDAQ: BMC) to manage their business services and applications across distributed, mainframe, virtual and cloud environments. BMC helps customers cut costs, reduce risk and achieve business objectives with the broadest choice of IT management solutions, including industry-leading Business Service Management and Cloud Management offerings. For the four fiscal quarters ended March 31, 2013, BMC revenue was approximately $2.2 billion. www.bmc.com

BMC, BMC Software, and the BMC Software logo are the exclusive properties of BMC Software Inc., are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other BMC trademarks, service marks, and logos may be registered or pending registration in the U.S. or in other countries. All other trademarks or registered trademarks are the property of their respective owners. © Copyright 2013 BMC Software, Inc.

Additional Information and Where to Find It

In connection with the proposed Acquisition, BMC Software, Inc. (the “Company” or “BMC”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other documents relating to the proposed merger on May 24, 2013. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders may obtain a free copy of documents filed by BMC Software, Inc. with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of BMC Software, Inc.’s filings with the SEC from BMC Software, Inc.’s website at http://investors.bmc.com/sec.cfm or by directing a request to: BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042-2827, Attn: Investor Relations, (713) 918-1805.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 5, 2012 (as amended by the proxy statement supplement filed on July 3, 2012). Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement the Company will file with the SEC.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Acquisition and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-

looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed Acquisition on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Acquisition and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2012 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Contact Details

Mark Stouse, Global Communications

Mobile 281-468-1608

mark_stouse@bmc.com

Derrick Vializ, Investor Relations

Office 713-918-1805

derrick_vializ@bmc.com

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